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                        ANUALIDAD VARIABLE DEL DIRECTOR
                        HARTFORD LIFE INSURANCE COMPANY

SUPLEMENTO FECHADO EL 24 DE SEPTIEMBRE DE 1996 PARA EL PROSPECTO DE LA ANUALIDAD
 VARIABLE DEL DIRECTOR FECHADO EL 1 DE MAYO DE 1996, CON REVISION EN VIGOR EL 9
                               DE AGOSTO DE 1996

La subseccion titulada "Hartford Life Insurance Company" debe decir lo siguiente:

                        HARTFORD LIFE INSURANCE COMPANY

    Hartford Life Insurance Company ("Hartford Life") se constituyo originalmente bajo las leyes de Massachusetts el 5 de junio de 1902. Fue despues redomiciliada a Connecticut. Es una compania de seguros de vida por acciones involucrada en el negocio de la venta de seguros de salud y de vida, tanto individuales como colectivos, en todos los estados de los Estados Unidos y el Distrito de Columbia. Las oficinas de Hartford Life Insurance Company se ubican en Simsbury, Connecticut; sin embargo, su direccion postal es P.O. Box 2999, Hartford, CT 06104-2999. Hartford Life es propiedad de ultima instancia en un 100% de Hartford Fire Insurance Company, una de las empresas aseguradoras de lineas multiples mas grandes de los Estados Unidos. El 20 de diciembre de 1995, Hartford Fire Insurance Company se convirtio en una sociedad anonima con acciones cotizadas en bolsa.

    Hartford Life tiene una calificacion de A+ (superior) otorgada por A.M. Best and Company, Inc. en virtud de su solidez financiera y de su desempeno operativo. Hartford Life tiene calificacion de AA otorgada por Standard and Poor's y AA+ por Duff and Phelps en virtud de su capacidad de pago de reclamaciones.

    Estas calificaciones no se aplican al desempeno de la Cuenta Separada. Sin embargo, las obligaciones Contractuales segun esta anualidad variable son las obligaciones corporativas generales de Hartford Life. Estas calificaciones si se aplican a la capacidad de Hartford Life para cumplir con sus obligaciones de seguros segun el Contrato.

HV-2122